THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

Discovery Select Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2015

Supplement dated August 28, 2015

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We were notified of a problem with our affiliated portfolios’ accounting agent’s system on Monday, August 24, 2015. Due to a system problem, the values of the units for certain Subaccounts may reflect pricing and holdings as of a prior date and/or may not have been reported accurately. Once the accurate unit prices of the Subaccounts are determined, we will correct all account values and transactions, as needed, to reflect the correct unit values. This system failure did not affect the unaffiliated portfolios in this Annuity.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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